Exhibit 99.2

Easterly Government Properties Inc.

VA

Supplemental Information Package

Fourth Quarter 2025

Disclaimers

Forward-looking Statement

We make statements in this Supplemental Information Package that are considered “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act, which are usually identified by the use of words such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “may,” “plans,” “projects,” “seeks,” “should,” “will,” and variations of such words or similar expressions. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and are including this statement in this Supplemental Information Package for purposes of complying with those safe harbor provisions. These forward-looking statements reflect our current views about our plans, intentions, expectations, strategies and prospects, which are based on the information currently available to us and on assumptions we have made. Although we believe that our plans, intentions, expectations, strategies and prospects as reflected in or suggested by those forward-looking statements are reasonable, we can give no assurance that the plans, intentions, expectations or strategies will be attained or achieved. Furthermore, actual results may differ materially from those described in the forward-looking statements and will be affected by a variety of risks and factors that are beyond our control including, without limitation: risks associated with our dependence on the U.S. Government and its agencies for substantially all of our revenues, including credit risk and risk that the U.S. Government reduces its spending on real estate or that it changes its preference away from leased properties, including as a result of or in connection with any shutdown of the U.S. Government; risks associated with ownership and development of real estate; the risk of decreased rental rates or increased vacancy rates; the loss of key personnel; general volatility of the capital and credit markets and the market price of our common stock; the risk we may lose one or more major tenants; difficulties in completing and successfully integrating acquisitions; failure of acquisitions or development projects to occur at anticipated levels or yield anticipated results; risks associated with our joint venture activities; risks associated with actual or threatened terrorist attacks; intense competition in the real estate market that may limit our ability to attract or retain tenants or re-lease space; insufficient amounts of insurance or exposure to events that are either uninsured or underinsured; uncertainties and risks related to adverse weather conditions, natural disasters and climate change; exposure to liability relating to environmental and health and safety matters; limited ability to dispose of assets because of the relative illiquidity of real estate investments and the nature of our assets; exposure to litigation or other claims; risks associated with breaches of our data security; risks associated with our indebtedness, including failure to refinance current or future indebtedness on favorable terms, or at all, failure to meet the restrictive covenants and requirements in our existing and new debt agreements, fluctuations in interest rates and increased costs to refinance or issue new debt; risks associated with derivatives or hedging activity; risks associated with mortgage debt or unsecured financing or the unavailability thereof, which could make it difficult to finance or refinance properties and could subject us to foreclosure; adverse impacts from any future pandemic, epidemic or outbreak of any highly infectious disease on the U.S., regional and global economies and the financial condition and results of operations of the Company; and other risks and uncertainties detailed in the “Risk Factors” section of our Form 10-K for the year ended December 31, 2025, filed with the Securities and Exchange Commission, or the SEC, on February 23, 2026 and included under the heading “Risk Factors” in our other public filings. In addition, our qualification as a real estate investment trust involves the application of highly technical and complex provisions of the Internal Revenue Code of 1986, or the Code, and depends on our ability to meet the various requirements imposed by the Code through actual operating results, distribution levels and diversity of stock ownership. We assume no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

Disclaimers

Ratings

Ratings are not recommendations to buy, sell or hold the Company’s securities.

The following discussion related to the consolidated financial statements of the Company should be read in conjunction with the financial statements for the quarter ended December 31, 2025 that will be released in our Form 10-K to be filed with the SEC on or about February 23, 2026. Share, share price and per share data have been adjusted for all periods presented to reflect a 1-for-2.5 reverse stock split, effective April 28, 2025, and a reduction in authorized shares of common stock from 200,000,000 to 80,000,000, in proportion to the 1-for 2.5 reverse stock split, effective May 8, 2025.

Supplemental Definitions

This section contains definitions of certain non-GAAP financial measures and other terms that the Company uses in this Supplemental Information Package and, where applicable, the reasons why management believes these non-GAAP financial measures provide useful information to investors about the Company’s financial condition and results of operations and the other purposes for which management uses the measures. These measures should not be considered in isolation or as a substitute for measures of performance in accordance with GAAP. Additional detail can be found in the Company’s most recent quarterly report on Form 10-Q and the Company’s most recent annual report on Form 10-K, as well as other documents filed with or furnished to the SEC from time to time. We present certain financial information and metrics “at Easterly’s Share,” which is calculated on an entity-by-entity basis. “At Easterly’s Share” information, which we also refer to as being “at share,” “pro rata,” “our pro rata share” or “our share” is not, and is not intended to be, a presentation in accordance with GAAP.

Annualized lease income is defined as the annualized contractual base rent for the last month in a specified period, plus the annualized straight-line rent adjustments for the last month in such period and the annualized net expense reimbursements earned by us for the last month in such period.

Cash Available for Distribution (CAD) is a non-GAAP financial measure that is not intended to represent cash flow for the period and is not indicative of cash flow provided by operating activities as determined under GAAP. CAD is calculated in accordance with the current Nareit definition as FFO minus normalized recurring real estate-related expenditures and other non-cash items, nonrecurring expenditures and the unconsolidated real estate venture’s allocated share of these adjustments. CAD is presented solely as a supplemental disclosure because the Company believes it provides useful information regarding the Company’s ability to fund its dividends. Because all companies do not calculate CAD the same way, the presentation of CAD may not be comparable to similarly titled measures of other companies.

Cash fixed charge coverage ratio is calculated as EBITDA divided by the sum of principal amortization and interest expense, excluding amortization of premiums / discounts and deferred financing fees, for the most recent quarter.

Cash interest coverage ratio is calculated as EBITDA divided by interest expense, excluding amortization of premiums / discounts and deferred financing fees, for the most recent quarter.

Core Funds from Operations (Core FFO) adjusts FFO to present an alternative measure of the Company's operating performance, which, when applicable, excludes items which it believes are not representative of ongoing operating results, such as liability management related costs (including losses on extinguishment of debt and modification costs), catastrophic event charges, depreciation of non-real estate assets, provision for (recovery of) credit losses, and the unconsolidated real estate venture's allocated share of these adjustments. In future periods, the Company may also exclude other items from Core FFO that it believes may help investors compare its results. The Company believes Core FFO more accurately reflects the ongoing operational and financial performance of the Company's core business.

EBITDA is calculated as the sum of net income (loss) before interest expense, taxes, depreciation and amortization, (gain) loss on the sale of operating properties, impairment loss, and the unconsolidated real estate venture’s allocated share of these adjustments. EBITDA is not intended to represent cash flow for the period, is not presented as an alternative to operating income as an indicator of operating performance, should not be considered in isolation or as a substitute for measures of performance prepared in accordance with GAAP, is not indicative of operating income or cash provided by operating activities as determined under GAAP and may be presented on a pro forma basis. EBITDA is presented solely as a supplemental disclosure with respect to liquidity because the Company believes it provides useful information regarding the Company's ability to service or incur debt. Because all companies do not calculate EBITDA the same way, the presentation of EBITDA may not be comparable to similarly titled measures of other companies.

Fully diluted basis assumes the exchange of all outstanding common units representing limited partnership interests in the Company’s operating partnership, or common units, the full vesting of all shares of restricted stock, and the exchange of all earned and vested LTIP units in the Company’s operating partnership for shares of common stock on a one-for-one basis, which is not the same as the meaning of “fully diluted” under GAAP.

Supplemental Definitions

Funds From Operations (FFO) is defined, in accordance with the Nareit FFO White Paper - 2018 Restatement, as net income (loss), calculated in accordance with GAAP, excluding depreciation and amortization related to real estate, gains and losses from the sale of certain real estate assets, gains and losses from change in control and impairment write-downs of certain real estate assets and investments in entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity. FFO includes the Company’s share of FFO generated by unconsolidated affiliates. FFO is a widely recognized measure of REIT performance. Although FFO is a non-GAAP financial measure, the Company believes that information regarding FFO is helpful to shareholders and potential investors.

Net Debt and Adjusted Net Debt Net Debt represents the Company's consolidated debt and its share of unconsolidated debt adjusted to exclude its share of unamortized premiums and discounts and deferred financing fees, less its share of cash and cash equivalents and property acquisition closing escrow, net of deposit. By excluding these items, the result provides an estimate of the contractual amount of borrowed capital to be repaid, net of cash available to repay it. The Company believes this calculation constitutes a beneficial supplemental non-GAAP financial disclosure to investors in understanding its financial condition. Adjusted Net Debt is Net Debt reduced by 1) for each project under construction or in design, the lesser of i) outstanding lump-sum reimbursement amounts and ii) the cost to date, 2) 40% times the amount by which the cost to date exceeds total lump-sum reimbursement amounts for each project under construction or in design and 3) outstanding lump-sum reimbursement amounts for projects previously completed. These adjustments are made to 1) remove the estimated portion of each project under construction, in design or previously completed that has been financed with debt which may be repaid with outstanding cost reimbursement payments from the US Government and 2) remove the estimated portion of each project under construction or in design, in excess of total lump-sum reimbursements, that has been financed with debt but has not yet produced earnings. See page 27 for further information. The Company’s method of calculating Net Debt and Adjusted Net Debt may be different from methods used by other REITs and may be presented on a pro forma basis. Accordingly, the Company's method may not be comparable to such other REITs.

Net Operating Income (NOI) and Cash NOI NOI is calculated as net income adjusted to exclude depreciation and amortization, acquisition costs, corporate general and administrative costs, recovery of credit losses, interest expense, gains or losses from sales of property, impairment loss, and the unconsolidated real estate venture’s allocated share of these adjustments. Cash NOI excludes from NOI straight-line rent, amortization of above-/below-market leases, amortization of deferred revenue (which results from landlord assets funded by tenants), and the unconsolidated real estate venture’s allocated share of these adjustments. NOI and Cash NOI presented by the Company may not be comparable to NOI and Cash NOI reported by other REITs that define NOI and Cash NOI differently. The Company believes that NOI and Cash NOI provide investors with useful measures of the operating performance of its properties. NOI and Cash NOI should not be considered an alternative to net income as an indication of the Company's performance or to cash flows as a measure of the Company's liquidity or its ability to make distributions.

Corporate Information and Analyst Coverage

Corporate Information

Corporate Headquarters	Stock Exchange Listing	Information Requests	Investor Relations
2001 K Street NW	New York Stock Exchange	Please contact ir@easterlyreit.com	Cole Bardawill
Suite 775 North		or 202-987-9395 to request an	Director of Investor Relations
Washington, DC 20006	Ticker	Investor Relations package
202-595-9500	DEA

Executive Team		Board of Directors
Darrell Crate, President & CEO	Mark Bauer, EVP Development	William Binnie, Chairman	Emil Henry Jr.
Michael Ibe, Vice-Chairman & EVP	Franklin Logan, EVP GC & Secretary	Darrell Crate	Michael Ibe
Allison Marino, EVP CFO	Christopher Wang, EVP Acquisitions	Cynthia Fisher	Tara Innes
Stuart Burns, EVP Government Relations	Brian Colantuoni, SVP CAO	Scott Freeman
Nick Nimerala, EVP Portfolio & Asset Management

Equity Research Coverage

Citigroup	BMO Capital Markets	RBC Capital Markets
Seth Bergey & Nick Joseph	John P. Kim	Michael Carroll
212-816-2066 & 212-816-1909	212-885-4115	440-715-2649

Jefferies	Truist Securities	Compass Point Research & Trading, LLC
Joe Dickstein	Michael R. Lewis	Merrill Ross
212-778-8771	212-319-5659	202-534-1392

Any opinions, estimates, forecasts or predictions regarding Easterly Government Properties, Inc.’s performance made by these analysts are theirs alone and do not represent opinions, estimates, forecasts or predictions of Easterly Government Properties, Inc. or its management. Easterly Government Properties, Inc. does not by its reference above or distribution imply its endorsement of or concurrence with such opinions, estimates, forecasts or predictions.

Executive Summary (In thousands, except share and per share amounts)

Outstanding Classes of Stock and Partnership Units - Fully Diluted Basis	At December 31, 2025	Earnings	Three months ended December 31, 2025	Three months ended December 31, 2024
Common shares	46,242,286	Net income available to Easterly Government Properties, Inc.	$4,592	$5,453
Unvested restricted shares	61,183	Net income available to Easterly Government Properties, Inc.
Common partnership and vested LTIP units	1,624,956	per share:
Total - fully diluted basis	47,928,425	Basic	$0.10	$0.13
		Diluted	$0.10	$0.13

Market Capitalization	At December 31, 2025	Net income	$4,773	$5,729
Price of Common Shares	$21.19	Net income, per share - fully diluted basis	$0.10	$0.13
Total equity market capitalization - fully diluted basis	$1,015,603	Funds From Operations (FFO)	$36,423	$32,230
Net Debt	$1,650,015	FFO, per share - fully diluted basis	$0.76	$0.73
Total enterprise value	$2,665,618
		Core FFO	$36,792	$32,643
		Core FFO, per share - fully diluted basis	$0.77	$0.73
Ratios	At December 31, 2025
Net debt to total enterprise value	61.9%	Cash Available for Distribution (CAD)	$29,106	$25,085
Net debt to annualized quarterly EBITDA	7.5x
Adjusted Net Debt to annualized quarterly pro forma EBITDA	7.0x	Liquidity	At December 31, 2025
Cash interest coverage ratio	3.2x	Cash and cash equivalents		$24,735
Cash fixed charge coverage ratio	3.0x	Available under $400 million senior unsecured 2024 revolving credit facility(1)		$200,825

(1) 2024 revolving credit facility has an accordion feature that provides additional capacity, subject to syndication of the increase and the satisfaction of customary terms and conditions, of up to $300 million, for a total revolving credit facility size of not more than $700 million.

Balance Sheets (Unaudited, in thousands, except share amounts)

	December 31, 2025	December 31, 2024
Assets
Real estate properties, net	$2,714,650	$2,572,095
Cash and cash equivalents	23,374	19,353
Restricted cash	10,257	8,451
Tenant accounts receivable	51,493	71,172
Investment in unconsolidated real estate venture	304,721	316,521
Real estate loan receivable, net	34,286	34,081
Intangible assets, net	183,911	161,425
Interest rate swaps	-	717
Prepaid expenses and other assets	57,078	39,256
Total assets	$3,379,770	$3,223,071

Liabilities
Revolving credit facility	199,050	274,550
Term loan facilities, net	297,200	274,009
Notes payable, net	1,018,884	894,676
Mortgage notes payable, net	151,191	155,586
Intangible liabilities, net	11,959	14,885
Deferred revenue	219,201	120,977
Interest rate swaps	3,034	-
Accounts payable, accrued expenses and other liabilities	109,686	101,271
Total liabilities	2,010,205	1,835,954

Equity
Common stock, par value $0.01, 80,000,000 shares authorized, 46,303,469 and 43,188,224 shares issued and outstanding at December 31, 2025 and December 31, 2024, respectively(1)	463	432
Additional paid-in capital(1)	1,958,412	1,874,193
Retained earnings	144,857	131,854
Cumulative dividends	(776,022)	(686,044)
Accumulated other comprehensive income (loss)	(4,578)	683
Total stockholders' equity	1,323,132	1,321,118
Non-controlling interest in Operating Partnership	46,433	65,999
Total equity	1,369,565	1,387,117
Total liabilities and equity	$3,379,770	$3,223,071

(1) As of December 31, 2024, the Company reclassified $0.6 million from Common Stock to Additional Paid-in-Capital due to the reduction in shares outstanding in connection with the Reverse Stock Split effective April 28, 2025.

Income Statements (Unaudited, in thousands, except share and per share amounts)

	Three Months Ended		Twelve Months Ended
	December 31, 2025	December 31, 2024	December 31, 2025	December 31, 2024
Revenues
Rental income	$83,546	$74,136	$321,669	$289,601
Tenant reimbursements	1,234	2,050	5,855	6,544
Asset management income	677	622	2,544	2,302
Other income	1,582	1,442	6,031	3,605
Total revenues	87,039	78,250	336,099	302,052

Expenses
Property operating	19,772	18,731	77,496	70,151
Real estate taxes	8,658	6,852	33,915	30,924
Depreciation and amortization	29,620	24,652	113,897	96,333
Acquisition costs	458	451	1,420	1,878
Corporate general and administrative	7,211	6,418	26,041	24,450
Provision for (recovery of) credit losses	30	49	(445)	1,527
Total expenses	65,749	57,153	252,324	225,263

Other income (expense)
Income from unconsolidated real estate venture	1,563	1,684	6,781	6,051
Interest expense, net	(18,080)	(17,223)	(74,454)	(62,433)
Gain on the sale of real estate	-	171	-	171
Impairment loss	-	-	(2,545)	-
Net income	4,773	5,729	13,557	20,578

Non-controlling interest in Operating Partnership	(181)	(276)	(554)	(1,025)
Net income available to Easterly Government
Properties, Inc.	$4,592	$5,453	$13,003	$19,553

Net income available to Easterly Government
Properties, Inc. per share:
Basic	$0.10	$0.13	$0.27	$0.46
Diluted	$0.10	$0.13	$0.27	$0.46

Weighted-average common shares outstanding:
Basic	46,081,121	42,297,947	44,922,497	41,377,580
Diluted	46,267,150	42,444,166	45,057,895	41,503,418

Net income, per share - fully diluted basis	$0.10	$0.13	$0.29	$0.47

Weighted average common shares outstanding -
fully diluted basis	47,883,280	44,454,796	46,886,923	43,564,214

Net Operating Income (Unaudited, in thousands)

	Three Months Ended		Twelve Months Ended
	December 31, 2025	December 31, 2024	December 31, 2025	December 31, 2024

Net income	$4,773	$5,729	$13,557	$20,578
Depreciation and amortization	29,620	24,652	113,897	96,333
Acquisition costs	458	451	1,420	1,878
Corporate general and administrative	7,211	6,418	26,041	24,450
Provision for (recovery of) credit losses	30	49	(445)	1,527
Interest expense	18,080	17,223	74,454	62,433
Gain on the sale of operating property	-	(171)	-	(171)
Impairment loss	-	-	2,545	-
Unconsolidated real estate venture allocated share of above adjustments	2,426	2,391	9,512	8,585
Net Operating Income	62,598	56,742	240,981	215,613
Adjustments to Net Operating Income:
Straight-line rent and other non-cash adjustments	779	151	447	(2,936)
Amortization of above-/below-market leases	(403)	(471)	(1,830)	(1,935)
Amortization of deferred revenue	(2,221)	(1,762)	(7,738)	(6,887)
Unconsolidated real estate venture allocated share of above adjustments	23	(1)	99	43
Cash Net Operating Income	$60,776	$54,659	$231,959	$203,898

EBITDA (Unaudited, in thousands)

	Three Months Ended		Twelve Months Ended
	December 31, 2025	December 31, 2024	December 31, 2025	December 31, 2024

Net income	$4,773	$5,729	$13,557	$20,578
Depreciation and amortization	29,620	24,652	113,897	96,333
Interest expense	18,080	17,223	74,454	62,433
Tax expense	130	102	565	(356)
Gain on the sale of operating property	-	(171)	-	(171)
Impairment loss	-	-	2,545	-
Unconsolidated real estate venture allocated share of above adjustments	2,313	2,335	9,318	8,489
EBITDA	$54,916	$49,870	$214,336	$187,306

Pro forma adjustments(1)	2,661
Pro forma EBITDA	$57,577

(1) Pro forma assuming a full quarter of operations from the one property placed in service in the fourth quarter of 2025.

FFO and CAD (Unaudited, in thousands, except share and per share amounts)

	Three Months Ended		Twelve Months Ended
	December 31, 2025	December 31, 2024	December 31, 2025	December 31, 2024

Net income	$4,773	$5,729	$13,557	$20,578
Depreciation of real estate assets	29,368	24,400	112,891	95,326
Gain on the sale of operating property	-	(171)	-	(171)
Impairment loss	-	-	2,545	-
Unconsolidated real estate venture allocated share of above adjustments	2,282	2,272	9,123	8,256
FFO	$36,423	$32,230	$138,116	$123,989
Adjustments to FFO:
Loss on extinguishment of debt and modification costs	$17	$-	$1,158	$260
Provision for (recovery of) credit losses	30	49	(445)	1,527
Natural disaster event expense, net of recovery	54	96	168	95
Depreciation of non-real estate assets	252	252	1,006	1,007
Unconsolidated real estate venture allocated share of above adjustments	16	16	65	66
Core FFO	$36,792	$32,643	$140,068	$126,944

FFO, per share - fully diluted basis	$0.76	$0.73	$2.95	$2.85
Core FFO, per share - fully diluted basis	$0.77	$0.73	$2.99	$2.91

Core FFO	$36,792	$32,643	$140,068	$126,944
Straight-line rent and other non-cash adjustments	757	134	371	(2,989)
Amortization of above-/below-market leases	(402)	(471)	(1,829)	(1,935)
Amortization of deferred revenue	(2,221)	(1,762)	(7,738)	(6,887)
Non-cash interest expense	935	750	3,405	2,108
Non-cash compensation	1,595	1,002	6,044	3,211
Natural Disaster event expense, net of recovery	(54)	(96)	(168)	(95)
Principal amortization	(1,178)	(1,115)	(4,598)	(4,403)
Maintenance capital expenditures	(6,099)	(5,536)	(13,001)	(13,745)
Contractual tenant improvements	(1,027)	(362)	(3,699)	(1,222)
Unconsolidated real estate venture allocated share of above adjustments	8	(102)	(6)	(109)
Cash Available for Distribution (CAD)	$29,106	$25,085	$118,849	$100,878

Weighted average common shares outstanding - fully diluted basis	47,883,280	44,454,796	46,886,923	43,564,214

Unconsolidated Real Estate Venture (Unaudited, in thousands)

Balance Sheet Information	Balance Sheet	Easterly's Share(2)
	December 31, 2025	December 31, 2025

Real estate properties - net	$489,816	$259,602
Total assets	586,521	310,855
Total liabilities	12,157	6,443
Total preferred stockholders' equity	125	66
Total common stockholders' equity	574,239	304,346
Basis difference(1)	-	375
Total equity	$574,364	$304,721

(1) This amount represents the aggregate difference between the Company’s historical cost basis and basis reflected at the joint venture level.

(2) The Company owns 53.0% of the properties through the unconsolidated joint venture.

Unconsolidated Real Estate Venture (Cont.) (Unaudited, in thousands)

Income Statement Information	Three Months Ended	Easterly's Share(1)	Twelve Months Ended	Easterly's Share(1)
	December 31, 2025	December 31, 2025	December 31, 2025	December 31, 2025
Revenues
Rental income	$12,699	$6,730	$50,563	$26,797
Other income	56	30	178	95
Total Revenues	12,755	6,760	50,741	26,892
Operating expenses
Property operating	2,580	1,367	10,851	5,751
Real estate taxes	1,974	1,046	6,609	3,503
Depreciation and amortization	4,335	2,300	17,334	9,191
Acquisition costs	2	1	7	4
Asset management fees	677	359	2,543	1,348
Corporate general and administrative	191	102	426	226
Total expenses	9,759	5,175	37,770	20,023
Other expenses
Interest expense	(41)	(22)	(161)	(88)
Net income	$2,955	$1,563	$12,810	$6,781

Depreciation and amortization	4,335	2,300	17,334	9,191
Interest expense	41	22	161	88
Tax expense	(15)	(8)	74	39
EBITDA	$7,316	$3,877	$30,379	$16,099

Net income	$2,955	$1,563	$12,810	$6,781
Depreciation of real estate assets	4,303	2,282	17,210	9,123
FFO	$7,258	$3,845	$30,020	$15,904
Adjustments to FFO:
Depreciation of non-real estate assets	32	16	125	65
Core FFO	$7,290	$3,861	$30,145	$15,969
Adjustments to Core FFO:
Straight-line rent and other non-cash adjustments	46	24	185	98
Non-cash interest expense	41	22	164	87
Maintenance capital expenditures	(71)	(38)	(306)	(163)
Contractual tenant improvements	-	-	(52)	(28)
Cash Available for Distribution (CAD)	$7,306	$3,869	$30,136	$15,963

(1) The Company owns 53.0% of the properties through the unconsolidated joint venture.

Debt Schedules (Unaudited, in thousands)

Debt Instrument	Maturity Date	December 31, 2025 Interest Rate	December 31, 2025 Balance(1)	December 31, 2025 Percent of Total Indebtedness
Unsecured debt
2024 Revolving Credit facility	3-Jun-28(2)	S + 145 bps(3)	199,050	11.9%
2016 Term Loan facility	28-Jan-28(4)	5.31%(5)	100,000	6.0%
2018 Term Loan facility	21-Aug-28(6)	5.09%(7)	200,000	11.9%
2017 Series A Senior Notes	25-May-27	4.05%	95,000	5.7%
2017 Series B Senior Notes	25-May-29	4.15%	50,000	3.0%
2017 Series C Senior Notes	25-May-32	4.30%	30,000	1.8%
2019 Series A Senior Notes	12-Sep-29	3.73%	85,000	5.1%
2019 Series B Senior Notes	12-Sep-31	3.83%	100,000	6.0%
2019 Series C Senior Notes	12-Sep-34	3.98%	90,000	5.4%
2021 Series A Senior Notes	14-Oct-28	2.62%	50,000	3.0%
2021 Series B Senior Notes	14-Oct-30	2.89%	200,000	11.9%
2024 Series A Senior Notes	28-May-33	6.56%	150,000	9.0%
2024 Series B Senior Notes	13-Aug-33	6.56%	50,000	3.0%
2025 Series A Senior Notes	20-Mar-30	6.13%	25,000	1.5%
2025 Series B Senior Notes	20-Mar-32	6.33%(8)	100,000	6.0%
Total unsecured debt	4.4 years(9)	4.69%	$1,524,050	91.2%
	(wtd-avg maturity)	(wtd-avg rate)

Secured mortgage debt
USFS II - Albuquerque	14-Jul-26	4.46%	7,491	0.4%
ICE - Charleston	15-Jan-27	4.21%	8,920	0.5%
VA - Loma Linda	6-Jul-27	3.59%	127,500	7.5%
CBP - Savannah	10-Jul-33	3.40%	7,789	0.4%
Total secured mortgage debt	1.7 years	3.66%	$151,700	8.8%
	(wtd-avg maturity)	(wtd-avg rate)

(1) Excludes unamortized premiums / discounts and deferred financing fees.

(2) 2024 revolving credit facility has two six-month as-of-right extension options, subject to certain conditions and the payment of an extension fee.

(3) At December 31, 2025, the USD SOFR with a five day lookback ("SOFR" or "S") was 3.66%. The spread over the applicable rate for our 2024 revolving credit facility is based on the Company's current consolidated leverage ratio.

(4) 2016 term loan facility has two one-year as-of-right extension options, subject to certain conditions and the payment of an extension fee.

(5) Calculated based on three interest rate swaps with a total notional value of $100.0 million, which effectively fixes the interest rate at 5.31% annually based on the Company’s current consolidated leverage ratio. The interest rate swaps mature on December 23, 2027, which is not coterminous with the maturity date of the 2016 term loan facility.

(6) 2018 term loan facility has two one-year as-of-right extension options, subject to certain conditions and the payment of an extension fee.

(7) Calculated based on three interest rate swaps with an aggregate notional value of $200.0 million, which effectively fixes the interest rate at 5.09% annually based on the Company’s current consolidated leverage ratio. One of the interest rate swaps matures on April 1, 2028 and the other two interest rate swaps mature on July 1, 2028, none of which are coterminous with the maturity date of the 2018 term loan facility.

(8) We entered into two $50.0 million treasury lock agreements to fix the Treasury rate of our 2025 series B senior notes.

(9) Assuming the as-of-right extension options are exercised on our 2024 revolving credit facility, 2016 term loan facility and 2018 term loan facility, the weighted-average maturity of our unsecured debt is 4.9 years.

Debt Schedules (Cont.) (Unaudited, in thousands)

Debt Statistics	December 31, 2025		December 31, 2025
Variable rate debt - unhedged	$199,050	% Variable rate debt - unhedged	11.9%
Fixed rate debt	1,476,700	% Fixed rate debt(3)	88.1%
Total Debt(1)	$1,675,750
Less: cash and cash equivalents	(24,735)	Weighted average maturity	4.2 years
Less: property acquisition closing escrow, net of deposit	(1,000)	Weighted average interest rate	4.6%
Net Debt	$1,650,015
Less: Adjustment for development(2)	(35,910)
Adjusted Net Debt	$1,614,105

(1) Excludes unamortized premiums / discounts and deferred financing fees.

(2) See definition of Adjusted Net Debt on Page 4.

(3) Includes the Company's secured mortgage debt and 2016 and 2018 term loan facilities, which are effectively swapped to fixed interest rates. Note the associated swaps are not coterminous with maturity dates of the respective term loan facilities. See Page 16 for further detail.

Debt Maturities (Unaudited, in thousands)

	Secured Debt		Unsecured Debt
Year	Scheduled Amortization	Scheduled Maturities	Scheduled Maturities	Total	Percentage of Debt Maturing	Weighted Average Interest Rate of Scheduled Maturities
2026	3,686	6,368	-	10,054	0.4%	4.46%
2027	1,093	134,640	95,000	230,733	13.8%	3.80%
2028	983	-	549,050	550,033	33.0%	4.91%
2029	1,016	-	135,000	136,016	8.1%	3.89%
2030	1,049	-	225,000	226,049	13.5%	3.25%
2031	1,081	-	100,000	101,081	6.0%	3.83%
2032	1,116	-	130,000	131,116	7.8%	5.86%
2033	668	-	200,000	200,668	12.0%	6.44%
2034	-	-	90,000	90,000	5.4%	3.98%
2035	-	-	-	-	0.0%	0.00%
Total	$10,692	$141,008	$1,524,050	$1,675,750	100.0%

Leased Operating Property Overview (As of December 31, 2025, unaudited)

Property Name	Location	Property Type	Tenant Lease Expiration Year	Year Built / Renovated	Leased Square Feet	Annualized Lease Income	Percentage of Total Annualized Lease Income	Annualized Lease Income per Leased Square Foot

Wholly Owned U.S. Government Leased Properties
VA - Loma Linda	Loma Linda, CA	Outpatient Clinic	2036	2016	327,614	$16,933,040	4.5%	$51.69
USCIS - Kansas City	Lee's Summit, MO	Office	2027 - 2042(1)	1969 / 1999	417,945	10,405,359	2.8%	24.90
JSC - Suffolk	Suffolk, VA	Specialized Facility	2028(2)	1993 / 2004	403,737	8,556,070	2.3%	21.19
Various GSA - Chicago	Des Plaines, IL	Office	2026	1971 / 1999	188,768	7,925,559	2.1%	41.99
IRS - Fresno	Fresno, CA	Office	2033	2003	180,481	6,825,521	1.8%	37.82
FBI - Salt Lake	Salt Lake City, UT	Specialized Facility	2032	2012	169,542	6,810,941	1.8%	40.17
Various GSA - Portland	Portland, OR	Office	2027 - 2039(3)	2002	175,214	5,913,484	1.6%	33.75
Various GSA - Buffalo	Buffalo, NY	Office	2026 - 2039	2004	251,236	5,868,873	1.5%	23.36
VA - San Jose	San Jose, CA	Outpatient Clinic	2038	2018	90,085	5,815,230	1.5%	64.55
EPA - Lenexa	Lenexa, KS	Office	2027(2)	2007 / 2012	169,585	5,776,312	1.5%	34.06
FBI - Tampa	Tampa, FL	Specialized Facility	2040	2005	138,000	5,385,768	1.4%	39.03
PTO - Arlington	Arlington, VA	Specialized Facility	2035	2009	190,546	5,351,518	1.4%	28.09
FBI - San Antonio	San Antonio, TX	Specialized Facility	2025	2007	148,584	5,234,538	1.4%	35.23
FDA - Alameda	Alameda, CA	Laboratory	2039	2019	69,624	5,025,603	1.3%	72.18
FBI / DEA - El Paso	El Paso, TX	Specialized Facility	2028	1998 - 2005	203,683	4,919,619	1.3%	24.15
USCIS - Lincoln	Lincoln, NE	Office	2026	2005	137,671	4,901,961	1.3%	35.61
FEMA - Tracy	Tracy, CA	Warehouse	2038	2018	210,373	4,668,336	1.2%	22.19
TREAS - Parkersburg	Parkersburg, WV	Office	2041	2004 / 2006	182,500	4,419,012	1.2%	24.21
FBI - Mobile	Mobile, AL	Specialized Facility	2029(2)	2001	76,112	4,350,464	1.1%	57.16
FDA - Lenexa	Lenexa, KS	Laboratory	2040	2020	59,690	4,286,243	1.1%	71.81
ICE - Dallas	Irvine, TX	Specialized Facility	2032 / 2040(4)	2000 / 2020	135,200	4,219,659	1.1%	31.21
FBI - Pittsburgh	Pittsburgh, PA	Specialized Facility	2027	2001	100,054	4,153,110	1.1%	41.51
VA - South Bend	Mishakawa, IN	Outpatient Clinic	2032	2017	86,363	4,121,021	1.1%	47.72
FBI - New Orleans	New Orleans, LA	Specialized Facility	2029(5)	1999 / 2006	137,679	4,005,179	1.1%	29.09
FBI - Omaha	Omaha, NE	Specialized Facility	2044	2009	112,196	3,981,452	1.0%	35.49
VA - Mobile	Mobile, AL	Outpatient Clinic	2033	2018	79,212	3,875,061	1.0%	48.92
FDA - Atlanta	Atlanta, GA	Laboratory	2045	2025	162,000	3,851,158	1.0%	23.77
USFS II - Albuquerque	Albuquerque, NM	Office	2031	2011	98,720	3,699,413	1.0%	37.47
FBI - Albany	Albany, NY	Specialized Facility	2036	1998	69,476	3,593,055	0.9%	51.72
FBI - Birmingham	Birmingham, AL	Specialized Facility	2042	2005	96,278	3,583,919	0.9%	37.22
EPA - Kansas City	Kansas City, KS	Laboratory	2043	2003	55,833	3,578,198	0.9%	64.09
DOT - Lakewood	Lakewood, CO	Office	2039	2004	116,046	3,402,561	0.9%	29.32
VA - Chico	Chico, CA	Outpatient Clinic	2034	2019	51,647	3,369,589	0.9%	65.24
ICE - Charleston	North Charleston, SC	Specialized Facility	2027	1994 / 2012	65,124	3,367,934	0.9%	51.72
FBI - Richmond	Richmond, VA	Specialized Facility	2041	2001	96,607	3,360,155	0.9%	34.78
FBI - Knoxville	Knoxville, TN	Specialized Facility	2028	2010	99,130	3,330,123	0.9%	33.59
DEA - Sterling	Sterling, VA	Laboratory	2038	2001	57,692	3,282,886	0.9%	56.90

Leased Operating Property Overview (Cont.) (As of December 31, 2025, unaudited)

Property Name	Location	Property Type	Tenant Lease Expiration Year	Year Built / Renovated	Leased Square Feet	Annualized Lease Income	Percentage of Total Annualized Lease Income	Annualized Lease Income per Leased Square Foot

Wholly Owned U.S. Government Leased Properties (Cont.)
FBI - Little Rock	Little Rock, AR	Specialized Facility	2041	2001	102,377	3,262,031	0.9%	31.86
JUD - Del Rio	Del Rio, TX	Federal Courthouse	2041	1992 / 2004	89,880	3,197,759	0.8%	35.58
DEA - Vista	Vista, CA	Laboratory	2035	2002	52,293	3,191,895	0.8%	61.04
USCIS - Tustin	Tustin, CA	Office	2034	1979 / 2019	66,818	3,176,673	0.8%	47.54
VA - Orange	Orange, CT	Outpatient Clinic	2034	2019	56,330	2,978,003	0.8%	52.87
VA - Indianapolis	Brownsburg, IN	Outpatient Clinic	2041	2021	80,000	2,973,092	0.8%	37.16
ICE - Albuquerque	Albuquerque, NM	Specialized Facility	2027	2011	71,100	2,870,422	0.8%	40.37
SSA - Charleston	Charleston, WV	Office	2029	1959 / 2000	110,000	2,852,584	0.7%	25.93
JUD - El Centro	El Centro, CA	Federal Courthouse	2034	2004	43,345	2,843,404	0.7%	65.60
DEA - Dallas Lab	Dallas, TX	Laboratory	2038	2001	49,723	2,823,425	0.7%	56.78
DEA - Dallas	Dallas, TX	Specialized Facility	2041	2001	71,827	2,818,351	0.7%	39.24
DEA - Pleasanton	Pleasanton, CA	Laboratory	2035	2015	42,480	2,796,831	0.7%	65.84
DEA - Upper Marlboro	Upper Marlboro, MD	Laboratory	2037	2002	50,978	2,776,446	0.7%	54.46
DHS - Burlington	Williston, VT	Specialized Facility	2031(2)	2000	74,549	2,738,632	0.7%	36.74
NARA - Broomfield	Broomfield, CO	Warehouse	2032	2012	161,730	2,697,002	0.7%	16.68
TREAS - Birmingham	Birmingham, AL	Office	2029	2014	83,676	2,608,152	0.7%	31.17
DHS - Atlanta	Atlanta, GA	Specialized Facility	2031 - 2038(6)	2008 / 2023	91,185	2,594,650	0.7%	28.45
USAO - Louisville	Louisville, KY	Specialized Facility	2031	2011	60,000	2,555,102	0.7%	42.59
JUD - Charleston	Charleston, SC	Federal Courthouse	2040	1999	52,339	2,536,155	0.7%	48.46
JUD - Jackson	Jackson, TN	Federal Courthouse	2043	1998	75,043	2,418,462	0.6%	32.23
IRS - Ogden	Ogden, UT	Warehouse	2029(7)	1996	100,000	2,373,651	0.6%	23.74
Various GSA - Cleveland	Brooklyn Heights, OH	Office	2028 - 2040(8)	1981 / 2021	61,384	2,349,367	0.6%	38.27
CBP - Savannah	Savannah, GA	Laboratory	2033	2013	35,000	2,306,216	0.6%	65.89
NWS - Kansas City	Kansas City, MO	Specialized Facility	2033(2)	1998 / 2020	94,378	2,171,933	0.6%	23.01
DEA - Santa Ana	Santa Ana, CA	Specialized Facility	2029	2004	39,905	2,036,945	0.5%	51.04
ICE - Orlando	Orlando, FL	Specialized Facility	2040	1996 / 2010	49,420	2,012,010	0.5%	40.71
GSA - Clarksburg	Clarksburg, WV	Office	2039(2)	1999	70,495	1,914,764	0.5%	27.16
DEA - North Highlands	Sacramento, CA	Specialized Facility	2033	2002	37,975	1,891,896	0.5%	49.82
JUD - Aberdeen	Aberdeen, MS	Federal Courthouse	2040	2005	45,194	1,890,909	0.5%	41.84
DEA - Riverside	Riverside, CA	Specialized Facility	2032	1997	34,354	1,881,115	0.5%	54.76
NPS - Omaha	Omaha, NE	Specialized Facility	2029	2004	62,772	1,873,659	0.5%	29.85
VA - Golden	Golden, CO	Warehouse	2036(2)	1996 / 2011	56,753	1,793,899	0.5%	31.61
JUD - Newport News	Newport News, VA	Federal Courthouse	2033	2008	35,005	1,685,737	0.4%	48.16
USCG - Martinsburg	Martinsburg, WV	Specialized Facility	2027	2007	59,547	1,641,350	0.4%	27.56
VA - Charleston	North Charleston, SC	Warehouse	2040	2020	97,718	1,525,436	0.4%	15.61
USAO - Springfield	Springfield, IL	Specialized Facility	2038	2002	43,600	1,399,201	0.4%	32.09
JUD - Council Bluffs	Council Bluffs, IA	Federal Courthouse	2041(7)	2021	28,900	1,368,583	0.4%	47.36

Leased Operating Property Overview (Cont.) (As of December 31, 2025, unaudited)

Property Name	Location	Property Type	Tenant Lease Expiration Year	Year Built / Renovated	Leased Square Feet	Annualized Lease Income	Percentage of Total Annualized Lease Income	Annualized Lease Income per Leased Square Foot

Wholly Owned U.S. Government Leased Properties (Cont.)
DEA - Birmingham	Birmingham, AL	Specialized Facility	2038	2005	35,616	1,266,291	0.3%	35.55
DEA - Albany	Albany, NY	Specialized Facility	2042	2004	31,976	1,186,491	0.3%	37.11
HSI - Orlando	Orlando, FL	Specialized Facility	2036	2006	27,840	1,117,020	0.3%	40.12
SSA - Dallas	Dallas, TX	Specialized Facility	2035	2005	27,200	1,073,581	0.3%	39.47
JUD - South Bend	South Bend, IN	Federal Courthouse	2027	1996 / 2011	30,119	820,512	0.2%	27.24
ICE - Louisville	Louisville, KY	Specialized Facility	2036	2011	17,420	769,984	0.2%	44.20
DEA - San Diego	San Diego, CA	Warehouse	2032	1999	16,100	565,018	0.1%	35.09
DEA - Bakersfield	Bakersfield, CA	Specialized Facility	2038	2000	9,800	497,530	0.1%	50.77
SSA - San Diego	San Diego, CA	Specialized Facility	2032	2003	10,059	458,334	0.1%	45.56

Subtotal					8,054,450	$288,728,427	75.6%	$35.85

Wholly Owned State and Local Government Leased Property
DC - Capitol Plaza	Washington, DC	Office	2026 - 2038(9)	2006	284,688	18,600,116	5.0%	65.34
Wake County III - Cary	Cary, NC	Office	2027 / 2034(10)	1997	113,722	3,495,842	0.9%	30.74
CA - Anaheim	Anaheim, CA	Office	2033 / 2034	1991 / 2020	95,273	3,364,379	0.9%	35.31
Wake County II - Cary	Cary, NC	Office	2034(11)	1994	98,340	2,840,676	0.7%	28.89
Wake County I - Cary	Cary, NC	Office	2034(11)	1991	75,401	2,222,073	0.6%	29.47
NM - Albuquerque	Albuquerque, NM	Office	2036(7)	2006	32,534	962,059	0.3%	29.57

Subtotal					699,958	$31,485,145	8.4%	$44.98

Leased Operating Property Overview (Cont.) (As of December 31, 2025, unaudited)

Property Name	Location	Property Type	Tenant Lease Expiration Year	Year Built / Renovated	Leased Square Feet	Annualized Lease Income	Percentage of Total Annualized Lease Income	Annualized Lease Income per Leased Square Foot
Wholly Owned Privately Leased Property
York Space Systems - Greenwood Village	Greenwood Village, CO	Specialized Facility	2031(5)	1982 / 2020	138,125	5,012,523	1.4%	36.29
Northrop Grumman - Dayton	Beavercreek, OH	Specialized Facility	2029(7)	2012	99,246	2,629,161	0.7%	26.49
Northrop Grumman - Aurora	Aurora, CO	Specialized Facility	2032(7)	2002	104,136	2,368,386	0.6%	22.74
501 East Hunter Street - Lummus Corporation	Lubbock, TX	Warehouse	2028(7)	2013	70,078	411,207	0.1%	5.87

Subtotal					411,585	$10,421,277	2.8%	$25.32

Wholly Owned Properties Total / Weighted Average					9,165,993	$330,634,849	86.8%	$36.07

U.S Government Leased to Unconsolidated Real Estate Venture
VA - Phoenix(12)	Phoenix, AZ	Outpatient Clinic	2042	2022	257,294	10,836,673	2.8%	42.12
VA - San Antonio(12)	San Antonio, TX	Outpatient Clinic	2041	2021	226,148	9,234,141	2.4%	40.83
VA - Jacksonville(12)	Jacksonville, FL	Outpatient Clinic	2043	2023	193,100	7,684,911	2.0%	39.80
VA - Chattanooga(12)	Chattanooga, TN	Outpatient Clinic	2035	2020	94,566	4,325,285	1.1%	45.74
VA - Lubbock(12)(13)	Lubbock, TX	Outpatient Clinic	2040	2020	120,916	4,261,542	1.1%	35.24
VA - Marietta(12)	Marietta, GA	Outpatient Clinic	2041	2021	76,882	3,862,436	1.0%	50.24
VA - Birmingham(12)	Irondale, AL	Outpatient Clinic	2041	2021	77,128	3,232,824	0.8%	41.92
VA - Corpus Christi(12)	Corpus Christi, TX	Outpatient Clinic	2042	2022	69,276	3,004,175	0.8%	43.37
VA - Columbus(12)	Columbus, GA	Outpatient Clinic	2042	2022	67,793	2,938,600	0.8%	43.35
VA - Lenexa(12)	Lenexa, KS	Outpatient Clinic	2041	2021	31,062	1,336,514	0.4%	43.03
Subtotal					1,214,165	$50,717,101	13.2%	$41.77

Total / Weighted Average					10,380,158	$381,351,950	100.0%	$36.74

Total / Weighted Average at Easterly's Share					9,809,499	$357,514,913		$36.45

(1) 316,318 square feet leased to U.S. Citizenship and Immigration Services ("USCIS") will expire on February 19, 2042 and contains two five-year renewal options. 62,165 square feet leased to three private tenants will expire between 2027-2030 and each contains renewal options.

(2) Lease contains one five-year renewal option.

(3) 33,407 square feet leased to the U.S. Army Corps of Engineers ("ACOE") will expire on February 19, 2030 and contains one five-year renewal options. 21,646 square feet leased to the Federal Bureau of Investigation ("FBI") will expire on December 31, 2029 and contains one five-year renewal option. 11,061 square feet leased to five private tenants will expire between 2027-2036 and each contains renewal options. 4,846 square feet leased to the Department of Energy ("DOE") will expire on April 14, 2033 and contains one ten-year renewal option.

(4) 80,523 square feet leased to the U.S. Immigration and Customs Enforcement ("ICE") will expire on September 14, 2040. 29,074 square feet leased to a private tenant will expire on September 30, 2032 and contains one five-year renewal option. 25,603 square feet leased to a private tenant will expire on January 31, 2032 and contains one five-year renewal option.

(5) Lease contains one ten-year renewal option.

Leased Operating Property Overview (Cont.) (As of December 31, 2025, unaudited)

(6) 29,737 square feet leased to the U.S. Customs and Border Protection ("CBP") will expire on April 30, 2038. 17,373 square feet leased to a private tenant will expire on December 31, 2031 and contains two five-year renewal options. 49,125 square feet leased to the Transportation Security Administration ("TSA") will expire on December 14, 2038 and contains one five-year renewal option.

(7) Lease contains two five-year renewal options.

(8) 40,502 square feet leased to the U.S. Immigration and Customs Enforcement ("ICE") will expire on August 31, 2031. 11,402 square feet leased to a private tenant will expire on December 31, 2028 and contains two five-year renewal options. 9,480 square feet leased to the U.S. National Oceanic and Atmospheric Administration ("NOAA") will expire on September 13, 2040.

(9) 237,118 square feet leased to the District of Columbia Government will expire on February 28, 2038 and contains one five-year renewal option. 16,096 square feet leased to three private tenants will expire between 2027-2031 and each contains renewal options. 26,327 square feet leased to the Internal Revenue Service ("IRS") will expire on December 21, 2029.

(10) 75,864 square feet leased to Wake County Public School System will expire on June 30, 2034 and contains two eight-year renewal options. 37,858 square feet leased to a private tenant will expire on December 31, 2027 and contains one five-year renewal option.

(11) Lease contains two eight-year renewal options.

(12) The Company owns 53.0% of the property through an unconsolidated joint venture.

(13) Asset is subject to a ground lease where the unconsolidated joint venture is the lessee.

Tenants (As of December 31, 2025, unaudited)

Tenant	Weighted Average Remaining Lease Term(1)	Leased Square Feet	Percentage of Leased Square Feet	Annualized Lease Income	Percentage of Total Annualized Lease Income

U.S. Government
Department of Veteran Affairs ("VA")	13.4	2,251,131	21.7%	$96,703,027	25.3%
Federal Bureau of Investigation ("FBI")	8.2	1,498,607	14.4%	54,858,296	14.4%
Drug Enforcement Administration ("DEA")	9.7	607,290	5.9%	29,080,670	7.6%
Judiciary of the U.S. ("JUD")	13.1	399,825	3.9%	16,761,521	4.4%
U.S. Citizenship and Immigration Services ("USCIS")	11.1	520,807	5.0%	16,087,985	4.2%
Immigration and Customs Enforcement ("ICE")	7.3	388,386	3.7%	15,481,464	4.1%
Food and Drug Administration ("FDA")	17.4	291,314	2.8%	13,163,004	3.5%
Internal Revenue Service ("IRS")	6.1	359,661	3.5%	11,875,840	3.1%
Environmental Protection Agency ("EPA")	5.7	225,418	2.2%	9,354,510	2.5%
U.S. Joint Staff Command ("JSC")	2.4	403,737	3.9%	8,556,070	2.2%
Federal Aviation Administration ("FAA")	0.8	188,768	1.8%	7,925,559	2.1%
Bureau of the Fiscal Service ("BFS")	11.7	266,176	2.6%	7,027,164	1.8%
Social Security Administration ("SSA")	7.0	192,185	1.9%	5,604,729	1.5%
Patent and Trademark Office ("PTO")	9.0	190,546	1.8%	5,351,518	1.4%
Federal Emergency Management Agency ("FEMA")	12.8	210,373	2.0%	4,668,336	1.2%
U.S. Attorney Office ("USAO")	8.9	110,776	1.1%	4,149,219	1.1%
U.S. Forest Service ("USFS")	5.5	98,720	1.0%	3,699,413	1.0%
Department of Transportation ("DOT")	13.4	116,046	1.1%	3,402,561	0.9%
Customs and Border Protection ("CBP")	9.7	64,737	0.6%	3,247,340	0.9%
National Archives and Records Administration ("NARA")	6.4	161,730	1.6%	2,697,002	0.7%
National Weather Service ("NWS")	8.0	94,378	0.9%	2,171,933	0.6%
U.S. Department of Agriculture ("USDA")	2.1	60,257	0.6%	1,880,319	0.5%
National Park Service ("NPS")	3.5	62,772	0.6%	1,873,659	0.5%
U.S. Coast Guard ("USCG")	2.0	59,547	0.6%	1,641,350	0.4%
National Oceanic and Atmospheric Administration ("NOAA")	5.7	33,403	0.3%	1,411,161	0.4%
Transportation Security Administration ("TSA")	8.0	44,075	0.4%	1,172,916	0.3%
Homeland Security Investigations ("HSI")	10.2	27,840	0.3%	1,117,020	0.3%
Small Business Administration ("SBA")	13.6	44,969	0.4%	1,022,945	0.3%
U.S. Army Corps of Engineers ("ACOE")	4.1	33,407	0.3%	969,264	0.3%

Tenants (Cont.) (As of December 31, 2025, unaudited)

Tenant	Weighted Average Remaining Lease Term(1)	Leased Square Feet	Percentage of Leased Square Feet	Annualized Lease Income	Percentage of Total Annualized Lease Income

U.S. Government (Cont.)
General Services Administration - Other	9.7	33,365	0.3%	831,614	0.2%
Bureau of Alcohol, Tobacco, Firearms and Explosives ("ATF")	7.2	23,775	0.2%	730,282	0.2%
Department of Energy ("DOE")	7.3	4,846	0.0%	277,782	0.1%
Federal Energy Regulatory Commission ("FERC")	13.6	6,214	0.1%	249,641	0.1%
U.S. Probation Office ("USPO")	13.1	6,621	0.1%	179,851	0.0%
U.S. Marshals Service ("USMS")	1.1	1,054	0.0%	48,551	0.0%
Department of Labor ("DOL")	13.1	574	0.0%	15,598	0.0%

Subtotal	9.8	9,083,330	87.6%	$335,289,114	88.1%

State and Local Government
District of Columbia Government	12.2	238,062	2.3%	15,505,639	4.0%
Wake County Public Schools	8.5	249,605	2.4%	7,425,131	1.9%
State of California Employee Development Department	8.1	65,133	0.6%	2,296,631	0.6%
State of California Department of Industrial Relations	7.8	30,140	0.3%	1,067,748	0.3%
State of New Mexico Health Care Authority	11.0	32,534	0.3%	962,059	0.3%
New York State Court of Claims	0.7	14,274	0.1%	390,934	0.1%

Subtotal	9.8	629,748	6.0%	$27,648,142	7.2%

Private Tenants
York Space Systems	6.0	138,125	1.3%	5,012,523	1.2%
Northrop Grumman Systems Corporation	4.9	203,382	2.0%	4,997,547	1.3%
Other Private Tenants	3.8	67,081	0.6%	2,521,521	0.7%
Caremark, L.L.C	4.6	41,462	0.4%	1,397,942	0.4%
Jacobs Engineering Group, Inc.	2.0	37,858	0.4%	1,133,460	0.3%
HUB International Midwest Limited	6.8	29,074	0.3%	849,191	0.2%
Saint Luke's Health System, Inc.	2.0	32,043	0.3%	816,235	0.2%
Pate Rehabilitation Endeavors, LLC	6.1	25,603	0.2%	805,639	0.2%
University of Central Missouri	6.5	22,374	0.2%	469,429	0.1%
Lummus Corporation	2.6	70,078	0.7%	411,207	0.1%

Subtotal	4.6	667,080	6.4%	$18,414,694	4.7%

Total / Weighted Average	9.5	10,380,158	100.0%	$381,351,950	100.0%

(1) Weighted based on leased square feet.

Lease Expirations (As of December 31, 2025, unaudited)

Year of Lease Expiration (1)	Number of Leases Expiring	Leased Square Footage Expiring	Percentage of Total Leased Square Footage Expiring	Annualized Lease Income Expiring	Percentage of Total Annualized Lease Income Expiring	Annualized Lease Income per Leased Square Foot Expiring
2026	4	344,916	3.3%	13,784,542	3.6%	39.96
2027	11	570,481	5.5%	20,821,832	5.5%	36.50
2028	13	906,740	8.7%	21,451,549	5.6%	23.66
2029	10	757,363	7.3%	24,918,878	6.5%	32.90
2030	5	68,400	0.7%	1,855,232	0.5%	27.12
2031	7	438,648	4.2%	16,745,256	4.4%	38.17
2032	11	712,188	6.9%	22,196,450	5.8%	31.17
2033	10	566,197	5.5%	22,157,650	5.8%	39.13
2034	10	507,793	4.9%	21,206,591	5.6%	41.76
2035	7	440,450	4.2%	17,570,724	4.6%	39.89
Thereafter	55	5,066,982	48.8%	198,643,246	52.1%	39.20
Total / Weighted Average	143	10,380,158	100.0%	$381,351,950	100.0%	$36.74

(1) The year of lease expiration is pursuant to current contract terms. Some tenants have the right to vacate their space during a specified period, or "soft term," before the stated terms of their leases expire. As of December 31, 2025, six tenants occupying approximately 3.8% of our leased square feet and contributing approximately 3.9% of our annualized lease income are currently operating under lease provisions that allow them to exercise their right to terminate their lease before the stated term of their respective lease expires.

Lease Expirations (As of December 31, 2025, unaudited)

Summary of Re/Development Projects (As of December 31, 2025, unaudited, in thousands, except square feet)

Projects Under Construction (1)
Property Name	Location	Property Type	Total Leased Square Feet	Lease Term	Cost to Date	Anticipated Lump-Sum Reimbursement (2)	Anticipated Completion Date	Anticipated Lease Commencement
JUD - Flagstaff	Flagstaff, AZ	Courthouse	50,777	20-Year	$29,387	$33,034	1Q 2027	1Q 2027
FL - Fort Myers	Fort Myers, FL	Laboratory	64,000	25-Year	$22,754	$-	4Q 2026	4Q 2026
JUD - Medford	Medford, OR	Courthouse	40,035	20-Year	$6,908	$20,290	2H 2027	2H 2027
Total			154,812		$59,049	$53,324

Projects in Design (3)
Property Name	Location	Property Type	Total Estimated Leased Square Feet	Lease Term	Anticipated Completion Date	Anticipated Lease Commencement
N/A	-	-	-	-	-	-

Projects Previously Completed with Outstanding Lump-Sum Reimbursements
Property Name	Location	Property Type	Total Leased Square Feet	Lease Term	Outstanding Lump-Sum Reimbursement (2)	Completion Date	Lease Commencement
FDA - Atlanta (4)	Atlanta, GA	Laboratory	162,000	20-Year	$15,456	4Q 2025	4Q 2025

(1) Includes properties under construction for which design is complete.

(2) Includes reimbursement of lump-sum tenant improvement costs and development fees.

(3) Includes projects in the design phase for which project scope is not fully determined.

(4) Total lump sum reimbursements received for the project as of December 31, 2025 are $138.1 million.